SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

Form 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): September 15, 2008

JOHNSONDIVERSEY HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Commission file number: 333-108853

Delaware	80-0010497
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

8310 16th Street Sturtevant, Wisconsin 53177-9092	(262) 631-4001
(Address of principal executive offices, including zip code)	(Registrant’s telephone number, including area code)

JOHNSONDIVERSEY, INC.

(Exact name of registrant as specified in its charter)

Commission file number: 333-97427

Delaware	39-1877511
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

8310 16th Street Sturtevant, Wisconsin 53177-9092	(262) 631-4001
(Address of principal executive offices, including zip code)	(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On September 15, 2008, JohnsonDiversey, Inc. (the “Company”) entered into employment agreements (each an “Employment Agreement”, and collectively, the “Employment Agreements”) with certain of its executive officers, including each of Edward F. Lonergan, a Director and the President and Chief Executive Officer of each of the Company and JohnsonDiversey Holdings, Inc. (“Holdings”), Joseph F. Smorada, the Executive Vice President and Chief Financial Officer of the Company and the Vice President and Chief Financial Officer of Holdings, Scott D. Russell, the Senior Vice President, General Counsel and Secretary of the Company and the Vice President, General Counsel and Secretary of Holdings, and Pedro Chidichimo, the Regional President – Europe, Middle East, Africa of the Company, (each an “Executive”, and collectively, the “Executives”). The Employment Agreements amended and restated previously existing employment agreements or arrangements (the “Former Employment Agreements”) between the Company and each of the Executives. Except as described herein, the Employment Agreements contain substantially the same terms and conditions as the Former Employment Agreements.

The Employment Agreements extend each Executive’s term of employment until September 14, 2010, unless earlier terminated, which terms automatically extend for successive one-year periods unless the Company or the Executive gives written notice of its intent not to extend the Employment Agreement. In addition, subject to certain conditions, the Employment Agreements provide for continuation of an Executive’s base salary for two years and for payment of two times the Executive’s target performance bonus award, if such Executive’s employment is terminated by the Company without Cause or if the Executive resigns for Good Reason (as such terms are defined in the Employment Agreements). Such severance is an increase from the payment of one year of salary continuation and one times target bonus award provided for by the Former Employment Agreements. The Employment Agreements also provide for payment of a pro rata portion of an Executive’s long-term incentive plan awards (based on the Company’s actual performance cycle results through the date of termination of employment) if the Executive’s employment is terminated by the Company without Cause or if the Executive resigns for Good Reason.

The foregoing description of the Employment Agreements is qualified in its entirety by reference to the Employment Agreements, which are attached to this Current Report on Form 8-K as Exhibits 10.1, 10.2, 10.3 and 10.4 and incorporated herein by reference.

ITEM 9.01	Financial Statements and Exhibits.

Exhibit No.	Description of Exhibit
10.1	Employment Agreement between JohnsonDiversey, Inc. and Edward F. Lonergan, dated September 15, 2008.

10.2	Employment Agreement between JohnsonDiversey, Inc. and Joseph F. Smorada, dated September 15, 2008.

10.3	Employment Agreement between JohnsonDiversey, Inc. and Scott D. Russell, dated September 15, 2008.

10.4	Employment Agreement between JohnsonDiversey, Inc. and Pedro Chidichimo, dated September 15, 2008.

Signature(s)

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JOHNSONDIVERSEY HOLDINGS, INC.

Date: September 18, 2008	By:	/S/ JOSEPH F. SMORADA
Joseph F. Smorada
Vice President and Chief Financial Officer

JOHNSONDIVERSEY, INC.

Date: September 18, 2008	By:	/S/ JOSEPH F. SMORADA
Joseph F. Smorada
Executive Vice President and Chief Financial Officer

JOHNSONDIVERSEY HOLDINGS, INC.

JOHNSONDIVERSEY, INC.

Exhibit Index

Exhibit No.	Description of Exhibit
10.1	Employment Agreement between JohnsonDiversey, Inc. and Edward F. Lonergan, dated September 15, 2008.

10.2	Employment Agreement between JohnsonDiversey, Inc. and Joseph F. Smorada, dated September 15, 2008.

10.3	Employment Agreement between JohnsonDiversey, Inc. and Scott D. Russell, dated September 15, 2008.

10.4	Employment Agreement between JohnsonDiversey, Inc. and Pedro Chidichimo, dated September 15, 2008.